METROPOLITAN SERIES FUND, INC.

Class A, Class B and Class E

Lehman Brothers Aggregate Bond Index Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 30, 2007

Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. One of these Portfolios, the Lehman Brothers Aggregate Bond Index Portfolio, is offered through this prospectus, but may not be offered in all classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Lehman Brothers Aggregate Bond Index Portfolio (the “Portfolio”) is to equal the performance of the Lehman Brothers Aggregate Bond Index. This investment objective may change without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio

generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below reflects results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	4.12%	4.80%	5.19%	11-9-98
Class B	3.81%	4.53%	4.79%	1-2-01
Class E	3.88%	4.63%	4.94%	5-1-01
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	5.67%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses(2)	0.31%		0.56%		0.46%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.30%		0.55%		0.45%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.244%.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$31	$99	$173	$392
Class B	$56	$178	$312	$700
Class E	$46	$147	$257	$578

Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Temporary Defensive Positions

The Portfolio intends normally to remain fully invested as described. However, for temporary defensive purposes in response to market conditions, the Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which the Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that the Portfolio will employ a defensive strategy or as to how long the Portfolio may do so. Although a defensive strategy may help insulate the Portfolio from a

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Lehman Brothers Aggregate Bond Index Portfolio

downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent the Portfolio from achieving its investment objective.

Investment Percentage Requirements and Capitalization

A Portfolio policy that sets a percentage of assets to be allocated to a certain type of investment applies at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of such policy or range.

Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Statement of Additional Information

The Portfolio may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Lehman Brothers Aggregate Bond Index Portfolio

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Lehman Brothers Aggregate Bond Index Information

Lehman Brothers (the “index sponsor”) sponsors the Lehman Brothers Aggregate Bond Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The Lehman Brothers Aggregate Bond Index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Lehman Brothers Aggregate Bond Index Portfolio

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. The Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with the subadviser to make the day-to-day investment decisions for the Portfolio and MetLife Advisers pays the subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing the subadviser, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

The Portfolio’s name and investment objective may be similar to a publicly available mutual fund managed by the same subadviser. The Portfolio is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolio, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because the Portfolio holds securities that are traded on foreign exchanges (that trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for the Portfolio is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Currently, the Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. The Portfolio may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires the Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of the Portfolio are automatically reinvested in additional shares of the Portfolio.

Taxes

Each of the Portfolios is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of failure.

Under Treasury regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

Since the shareholders of the Portfolios will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

Financial Highlights

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2006) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP (“D&T”). D&T’s report with respect to the Fund dated February 19, 2007, along with the Fund’s financial statements, are included in the Fund’s annual report for the period ended December 31, 2006, which is available upon request.

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.81		$11.02	$10.93	$11.17	$10.46

Income From Investment Operations
Net investment income	0.49	(a)	0.49	0.46	0.45	0.47
Net realized and unrealized gain (loss) of investments	(0.07	)(a)	(0.27)	(0.02)	(0.06)	0.57

Total from investment operations	0.42		0.22	0.44	0.39	1.04

Less Distributions
Distributions from net investment income	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Total distributions	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Net Asset Value, End of Period	$10.76		$10.81	$11.02	$10.93	$11.17

Total Return (%)	4.1		2.1	4.1	3.6	10.2
Ratio of operating expenses to average net assets (%)	0.31		0.31	0.32	0.34	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.32		0.31	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.64		4.30	4.42	4.44	5.14
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$511,541		$524,878	$550,456	$500,629	$346,774

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.66		$10.87	$10.79	$11.04	$10.37

Income From Investment Operations
Net investment income	0.46	(a)	0.36	0.36	0.40	0.38
Net realized and unrealized gain (loss) of investments	(0.08	)(a)	(0.16)	0.04	(0.04)	0.61

Total from investment operations	0.38		0.20	0.40	0.36	0.99

Less Distributions
Distributions from net investment income	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Total distributions	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Net Asset Value, End of Period	$10.60		$10.66	$10.87	$10.79	$11.04

Total Return (%)	3.8		1.9	3.8	3.4	9.9
Ratio of operating expenses to average net assets (%)	0.56		0.56	0.57	0.59	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.57		0.56	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.40		4.06	4.16	4.20	4.89
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$469,212		$354,652	$170,958	$73,938	$45,788

(a)	Per share amounts based on average shares outstanding during the period.

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.77		$10.97	$10.89	$11.14	$10.45

Income From Investment Operations
Net investment income	0.47	(a)	0.46	0.44	0.52	0.45
Net realized and unrealized gain (loss) of investments	(0.07	)(a)	(0.25)	(0.02)	(0.15)	0.57

Total from investment operations	0.40		0.21	0.42	0.37	1.02

Less Distributions
Distributions from net investment income	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Total distributions	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Net Asset Value, End of Period	$10.71		$10.77	$10.97	$10.89	$11.14

Total Return (%)	3.9		2.0	3.9	3.5	10.1
Ratio of operating expenses to average net assets (%)	0.46		0.46	0.47	0.49	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.47		0.46	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.49		4.15	4.26	4.29	4.90
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$176,149		$190,840	$200,270	$115,749	$32,511

(a)	Per share amounts based on average shares outstanding during the period.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about the Portfolios. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.